Profit Before Income Tax - Summary of Other Income (Detail) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)	Dec. 31, 2021 TWD ($)
Analysis of income and expense [abstract]
Bank deposits	$ 1,510,422	$ 49,328	$ 646,407	$ 529,132
Contracts with customers	2,985	97	8,340	13,197
Government subsidies	940,127	30,703	797,612	767,918
Dividends income	256,160	8,366	278,381	289,852
Other income	$ 2,709,694	$ 88,494	$ 1,730,740	$ 1,600,099